UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 1, 2022

SeaSpine Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36905	47-3251758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5770 Armada Drive, Carlsbad, CA 92008
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (760) 727-8399
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SPNE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 1, 2022, SeaSpine Holdings Corporation (the “Company,” “we,” “us,” or “our”) held its annual meeting of stockholders (the “Annual Meeting”). Four proposals were submitted to our stockholders for a vote at the Annual Meeting. The proposals are described in detail in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 22, 2022 (the “Proxy Statement”). Below is a brief description of, and the final results of the votes for, each proposal (where applicable, voting results, including broker non-votes, reflect fractional shares rounded down to the nearest whole share):
Proposal 1: Each of the Class I nominees for our board of directors identified below was elected to serve for a three-year term to expire at our 2025 annual meeting of stockholders and until their successors are duly elected and qualified by the votes set forth below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Keith Bradley	21,193,077	7,746,540	3,606,631
Michael Fekete	21,002,542	7,937,075	3,606,631
John B. Henneman, III	20,532,124	8,407,493	3,606,631
Proposal 2: Our stockholders ratified the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,460,463	81,929	3,857	--
Proposal 3: Our stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,761,034	570,397	608,186	3,606,631
Proposal 4: Our stockholders approved an amendment to our amended and restated certificate of incorporation to increase the authorized number of shares of our common stock from 60 million to 120 million (the “Charter Amendment”) by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,806,226	2,699,951	436	39,634

Item 8.01	Other Events.
As reported above, our stockholders approved the Charter Amendment at the Annual Meeting. The Charter Amendment became effective on June 1, 2022, upon the filing of a certificate of amendment to our amended and restated certificate of incorporation with the Delaware Secretary of State, a copy of which is filed as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation dated June 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaSpine Holdings Corporation

Date:	June 3, 2022	By:	/s/ Patrick Keran
Name: Patrick Keran
Title: Senior Vice President, General Counsel